8 February 2017

ERIN ENERGY CORPORATION
as Parent or Guarantor

and

ERIN PETROLEUM NIGERIA LIMITED
as Company

and

ZENITH BANK PLC

and

THE MAURITIUS COMMERCIAL BANK LIMITED
as PXF Facility Agent

and

THE MAURITIUS COMMERCIAL BANK LIMITED
as PXF Security Agent

and

the FINANCIAL INSTITUTIONS NAMED HEREIN

OVERRIDE DEED

Herbert Smith Freehills LLP

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Signatories

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THIS OVERRIDE DEED is dated 8 February 2017
BETWEEN:

(1)	ERIN ENERGY CORPORATION, having its registered office at 1330 Post Oak Blvd., Suite 2250, Houston, TX 77056, with registration number 30-0349798 (the "Parent" or the "Guarantor");

(2)	ERIN PETROLEUM NIGERIA LIMITED (formerly known as Camac Petroleum Limited), having its registered office at Camac House, Plot 1649, Olosa Street, Victoria Island, Lagos, Nigeria (the "Company");

(3)	THE FINANCIAL INSTITUTIONS listed in Schedule 1 (Second Lenders) as second lenders (the "Second Lenders");

(4)
ZENITH BANK PLC, a banking company incorporated and licensed under the Federal Republic of Nigeria having its registered office at Plot 84 Ajose Adeogun Street, Victoria Island, Lagos State in its capacity as lender ("Zenith Bank");

(5)	THE MAURITIUS COMMERCIAL BANK LIMITED in its capacity as agent and trustee for the Second Lenders (the "PXF Facility Agent"); and

(6)	THE MAURITIUS COMMERCIAL BANK LIMITED in its capacity as agent and trustee for the Second Lenders (the "PXF Security Agent").
It is intended that this document takes effect as a deed notwithstanding that a Party may only execute it under hand.
IT IS AGREED as follows:

1.	INTERPRETATION

1.1	Definitions
In this Deed:
"Accession Deed" means an agreement by which a person becomes a party to this Deed, substantially in the form of Schedule 3 (Form of Accession Deed).
"Acceleration Event" means a PXF Acceleration Event or a Zenith Facility Acceleration Event, approved by the Majority Creditors.
"Affiliate" means, in relation to any person, a Subsidiary of that person or a Holding Company of that person or any other Subsidiary of that Holding Company.
"Agent" means Zenith Bank or the PXF Facility Agent.
"Business Day" means a day (other than a Saturday or a Sunday) on which banks are open for general business in Lagos, Geneva, Johannesburg and Port Louis, and in relation to any date for payment or purchase of dollars, New York.
"Capex Reserve Account" means the account to be opened in the name of the Company with Zenith Bank and the details of which shall be communicated by the Company to all parties within 15 days of the date hereof.
"Capex Forecast" has the meaning given to such term set out in Clause 6.2.1 (Payments prior to enforcement).
"Cash Sweep Account" means the account to be opened in the name of the Company with Zenith Bank and the details of which shall be communicated by the Company to all parties within 15 days of the date hereof.
"Close Family Member of a Public Official" means a spouse, one of his/her children or parents.

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"Common or Shared Security Agreement" means any First Security Agreements or any Second Security Agreement, excluding for the avoidance of doubt the Exclusive First Security Agreement and the Exclusive Second Security Agreement.
"Corrupt Act" has the meaning given to that term in Clause 9.1.4 (Anti-corruption law, anti-bribery law representation).
"Credit Participation" means, in relation to the First Creditor, its aggregate commitments under the Zenith Facility Agreement and in relation to each Second Creditor, it aggregate commitments under the PXF Facility Agreement.
"Creditor" means a First Creditor or a Second Creditor.
"Debt" means the First Debt or the Second Debt.
"Distributed Amounts" has the meaning given to that term in Clause 6.2.5 (Payments prior to enforcement).
"Export Proceeds" means all proceeds paid or payable under the Sales Contract.
"Exclusive First Security Agreement" means the security agreement listed in Schedule 2 (Security Agreements) as the exclusive first security agreement.
"Exclusive Second Security Agreement" means the security agreement listed in Schedule 2 (Security Agreements) as the exclusive second security agreement.
"FCPA" has the meaning given to that term in Clause 9.1.1 (Anti-corruption law, anti-bribery law representation).
"Financial Quarter" means the period commencing on the day after one Quarter Date and ending on the next Quarter Date.
"First Creditor" means Zenith Bank or its successor who shall accede to this Deed as a First Creditor.
"First Debt" means all Liabilities payable or owing by the Company to a First Creditor secured under the First Security Agreements.
"First Security" means any Security Interest described in the First Security Agreements, to the extent it relates to the Export Proceeds.
"First Security Agreements" means the security agreements listed in Schedule 2 (Security Agreements) as the first security agreements.
"Holding Company" means, in relation to a person, any other person in respect of which it is a Subsidiary.
"Liability" means any present or future liability (actual or contingent) whether or not matured or liquidated, together with:

(a)	any refinancing, novation, deferral or extension of that liability;

(b)	any further advance which may be made under any agreement expressed to be supplemental to any document in respect of that liability, together with all related interest, fees and costs;

(c)	any claim for damages or restitution in the event of rescission of that liability or otherwise;

(d)	any claim flowing from any recovery by a payment or discharge in respect of that liability on the grounds of preference or otherwise; and

(e)
any amount (such as post-insolvency interest) which would be included in any of the above but for its discharge, non-provability, unenforceability or non-allowability in any insolvency or other proceedings.

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"Majority Creditors" means, at any time, those Creditors whose Credit Participations at that time aggregate more than 66.66 per cent. of the total Credit Participations at that time.
"OECD Convention" has the meaning given to that term in Clause 9.1.1.
"Offshore Collection Account" means the offshore bank account opened in Mauritius and maintained by the Company with the PXF Facility Agent in accordance with the PXF Facility Agreement and includes any interest of the Company in any replacement account or any sub-division or sub-account of that account.
"Opex Forecast" has the meaning given to that term in Clause 6.2.1 (Payments prior to enforcement).
"Opex Forecast Amount" has the meaning given to that term in Clause 6.2.3(A) (Payments prior to enforcement).
"Opex Reserve Account" means the account to be opened in the name of the Company with Zenith Bank and the details of which shall be communicated by the Company to all parties within 15 days of the date hereof.
"Party" means a party to this Deed.
"Public Official" means an elected or appointed official, employee or agent of any national, regional or local government/state or department, agency or instrumentality of any such government/state or any enterprise in which such a government/state owns, directly or indirectly, a majority or controlling interest; an official of a political party; a candidate for public office; and any official, employee or agent of any public international organisation.
"PXF Debt Service Amount" means, in respect of a Financial Quarter, the scheduled debt service payment for that Financial Quarter set out in the PXF Repayment Schedule, as may be required to be updated from time to time.
"PXF Facility Acceleration Event" means, the PXF Agent exercising any of its rights under clause 28.25 (Acceleration) paragraphs 28.25.1 to 28.25.5 of the PXF Facility Agreement.
"PXF Facility Agreement" means the facility agreement dated on or about the date of this Deed between, amongst others, the Parent, the Company and the Second Creditors in the total aggregate principal amount as at the date of this Agreement equal to USD100,000,000, the purpose of which is to finance the capital expenditure programme for the development of OYO 9, OYO 7 or any other wells in OYO fields within OML 120 or OML 121.
"PXF Finance Documents" means the PXF Facility Agreement, the PXF Security Agreements, this Deed and each other agreement entered into by the Company and/or the Parent and the PXF Facility Agent in connection with the PXF Facility Agreement and the PXF Security Agreements.
"PXF Repayment Schedule" means the repayment schedule relating to the PXF Finance Documents as at the date of this Deed and as set out in Schedule 5 (PXF Repayment Schedule).
"PXF Security" means any Security Interest described in the PXF Security Agreements.
"PXF Security Agreements" means the security agreements listed in Schedule 2 (Security Agreements) as the PXF security agreements.
"Quarter Date" means each of 31 March, 30 June, 30 September and 31 December.
"Quarterly PXF Debt Payments" means, in respect of a Financial Quarter, the actual amount required to be paid by the Company to the PXF Facility Agent under the PXF Finance Documents in respect of that Financial Quarter, being the aggregate of the PXF Debt Service Amount and any other amount payable under the PXF Finance Documents in respect of that Financial Quarter.

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"Quarterly Zenith Debt Payments" means, in respect of a Financial Quarter, the actual amount required to be paid by the Company to Zenith Bank under the Zenith Finance Documents in respect of that Financial Quarter, being the aggregate of the Zenith Debt Service Amount and any other amount payable under the Zenith Finance Documents in respect of that Financial Quarter.
"Receiver" means a receiver, receiver and manager or administrative receiver appointed under a Security Agreement.
"Sales Contract" means the crude oil sale and purchase agreement dated on or about the date hereof and entered into between the Company as seller and Glencore (UK) Limited as off-taker for the sale of 100% of all crude oil arising from the total working interests of the Company in the oil mining leases numbered 120 and 121 issued by the government of the Federal Republic of Nigeria.
"Second Creditor" means a Second Lender, the PXF Facility Agent or any person that accedes to this Deed as a Second Creditor.
"Second Debt" means all Liabilities payable or owing by the Company or the Parent to a Second Creditor secured under the Second Security Agreements.
"Second Security" means any Security Interest described in the Second Security Agreements, to the extent it relates to the Export Proceeds.
"Second Security Agreements" means the security agreements listed in Schedule 2 (Security Agreements) as the second security agreements.
"Security" means the First Security or the Second Security.
"Security Interest" means a mortgage, charge, pledge, lien or other security interest securing any obligation of any person or any other agreement or arrangement having a similar effect.
"Subsidiary" means any person (referred to as the "first person") in respect of which another person (referred to as the "second person"):

(a)
holds a majority of the voting rights in that first person or has the right under the constitution of the first person to direct the overall policy of the first person or alter the terms of its constitution; or

(b)	is a member of that first person and has the right to appoint or remove a majority of its board of directors or equivalent administration, management or supervisory body; or

(c)
has the right to exercise a dominant influence (which must include the right to give directions with respect to operating and financial policies of the first person which its directors are obliged to comply with whether or not for its benefit) over the first person by virtue of provisions contained in the articles (or equivalent) of the first person or by virtue of a control contract which is in writing and is authorised by the articles (or equivalent) of the first person and is permitted by the law under which such first person is established; or

(d)
is a member of that first person and controls alone, pursuant to an agreement with other shareholders or members, a majority of the voting rights in the first person or the rights under its constitution to direct the overall policy of the first person or alter the terms of its constitution; or

(e)	has the power to exercise, or actually exercises dominant influence or control over the first person; or

(f)	together with the first person are managed on a unified basis, and, for the purposes of this definition, a person shall be treated as a member of another person if any of that person's Subsidiaries is a member of that other person or if any shares in that other person are held by a person acting on behalf of it or any of its Subsidiaries.

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"Tax and Royalties Account" means the account to be opened in the name of the Company with Zenith Bank and the details of which shall be communicated by the Company to all parties within 15 days of the date hereof.
"Technical Advisor" means SacOil, a company incorporated under the laws of South Africa or any other technical advisor appointed by Public Investment Corporation SOC Ltd in connection with the PXF Finance Documents.
"Zenith Collection Account" means the account opened in the name of the Borrower with Zenith Bank under number 5050010111.
"Zenith Amendment Agreement" means the agreement dated 3 August 2016 documenting various amendments to the Zenith Facility Agreement.
"Zenith Debt Service Amount" means, in respect of a Financial Quarter, the scheduled debt service payment for that Financial Quarter set out in the Zenith Repayment Schedule, as may be required to be updated from time to time.
"Zenith Facility Acceleration Event" means, Zenith Bank exercising any of its rights under clause 17 (Events of Default) of the Zenith Facility Agreement and declaring any amounts outstanding under the Zenith Facility Agreement and interest accrued thereon and any other monies payable to be immediately due and payable.
"Zenith Facility Agreement" means the term facility agreement dated 30 December 2014 entered into between, inter alia, the Company and Zenith Bank, as amended by the Zenith Amendment Agreement, in the form existing as at the date of this Deed.
"Zenith Finance Documents" means the Zenith Security Agreements, the Zenith Facility Agreement, the Zenith Hedging Agreement and the Zenith Amendment Agreement.
"Zenith Hedging Agreement" means the commodity hedging agreement between Zenith Bank and the Company and any amendments thereto, in each case consented to by the PXF Facility Agent.
"Zenith Repayment Schedule" means the repayment schedule relating to the Zenith Finance Documents as at the date of this Deed and as set out in Schedule 4 (Zenith Repayment Schedule).
"Zenith Security Agreements" means the security agreements listed in Schedule 2 (Security Agreements) as the Zenith security agreements.

1.2	Construction

1.2.1	In this Deed, unless the contrary intention appears, a reference to:

(A)	a Clause or a Schedule is a reference to the clause or a schedule to, this Deed;

(B)
an amendment includes a supplement, novation, extension (whether of maturity or otherwise), restatement, re-enactment or replacement (however fundamental and whether or not more onerous) and amended will be construed accordingly;

(C)	a provision of law is a reference to that provision as amended or re-enacted;

(D)	a Party or any other person includes its successors in title, permitted assigns and permitted transferees;

(E)
a person includes any individual, firm, company, corporation, government, state or agency of a state or any association, trust, joint venture, consortium, partnership or other entity (whether or not having separate legal personality); and

(F)	"$", "USD" and "dollars" is a reference to the lawful currency of the United States of America.

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1.2.2	A reference in this Deed to this Deed or any other agreement or instrument is a reference to this Deed or other agreement or instrument as amended, novated, supplemented, extended or restated.

1.2.3	The headings in this Deed are for ease of reference only do not affect its interpretation.

1.3	Third party rights

1.3.1
Unless expressly provided to the contrary in this Deed, a person who is not a Party has no right under the Contracts (Rights of Third Parties) Act 1999 (the "Third Parties Act") to enforce or to enjoy the benefit of any term of this Deed.

1.3.2	Notwithstanding any term of this Deed, the consent of any person who is not a Party is not required to rescind or vary this Deed at any time.

2.	CONFIRMATION AND WAIVER

2.1	Confirmation
The First Creditor consents to the creation and existence of the PXF Finance Documents.

2.2	Waiver
The First Creditor irrevocably and unconditionally waives any default by the Company under the Zenith Finance Documents arising from the execution or existence of the PXF Finance Documents.

3.	PARI PASSU SECURITY

3.1	Pari Passu Security
The Common or Shared Security ranks pari passu in all respects.

3.2	Ranking
The ranking in Clause 3.1 (Pari Passu Security) applies regardless of:

3.2.1	the order of registration, notice or execution of any document;

3.2.2	when any Debt is incurred;

3.2.3	whether or when either Creditor is obliged to advance any Debt; or

3.2.4	any fluctuation in the outstanding amount of, or any intermediate discharge of, any Debt.

3.3	Registration and notice
Each Agent will co-operate to ensure that:

3.3.1	any registration of any Common or Shared Security Agreement; and

3.3.2	any notice given under any Common or Shared Security Agreement, is consistent with the pari passu ranking of the Security created by the Common or Shared Security Agreements under this Deed.

4.	ENFORCEMENT

4.1	Enforcement

4.1.1
No Creditor may take any action to enforce any Security under the PXF Security Agreements or the Zenith Security Agreements, including crystallising a floating charge, appointing a receiver or an administrator or exercising any remedy of

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foreclosure unless it gives the other Creditor as much prior notice of its intention to do so as is reasonably possible, and shall give such notice at least 3 Business Days' before taking such action.

4.1.2	Subject to this Clause 4.1 (Enforcement) and Clause 7.1 (Defaults), nothing in this Deed affects the ability of a Creditor to:

(A)
give the Company or the Parent any notice in relation to any default under any document relating to any Debt, or exercise its rights in respect of any such default, including any rights in relation to acceleration of any Debt; or

(B)	enforce any Security in accordance with the PXF Security Agreements or the Zenith Security Agreements except that:

(1)
subject to paragraphs (2) and (3) below, the PXF Security Agreements or the Zenith Security Agreements (other than the Exclusive First Security Agreement but including the Common or Share Security Agreements) may only be enforced upon an Event of Default (as defined in the PXF Facility Agreement or the Zenith Facility Agreement respectively) as shall be notified to the Company;

(2)	the Exclusive First Security Agreement may only be enforced after the automatic termination of this Deed in accordance with Clause 15 (Termination); and

(3)	the Second Security Agreements shall automatically terminate upon an Acceleration Event.

5.	PROCEEDS OF ENFORCEMENT OF SECURITY

5.1	Order of application
Notwithstanding anything to the contrary in any PXF Finance Document or any Zenith Finance Document, and prior to the automatic termination of this Deed in accordance with Clause 15 (Termination), the proceeds of enforcement of the security conferred by the Common or Shared Security Agreements will be applied by the Creditors in the following order:

5.1.1	first, in or towards payment of any unpaid fees, costs and expenses of the Creditors and any Receiver, attorney or agent appointed under the Common or Shared Security Agreements;

5.1.2	secondly, in or towards payment of the First Debt and the Second Debt, divided equally; and

5.1.3	thirdly, in payment to the Company or other person entitled to it.

5.2	Good discharge
An acknowledgement of receipt signed by the relevant person to whom payments are to be applied under this Clause 5 (Proceeds of enforcement of security) will discharge each Creditor.

6.	PAYMENTS PRIOR TO ENFORCEMENT

6.1	Zenith Collection Account
Subject to Clause 6.2 (Payments prior to enforcement), the Creditors acknowledge and agree that the Company shall ensure that all Export Proceeds are credited in USD to the

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Zenith Collection Account, pursuant to the terms of this Deed, for immediate further transfer in accordance with Clause 6.2 (Payments prior to enforcement) herein.

6.2	Payments prior to enforcement
Prior to the enforcement of the security conferred by the Common or Shared Security Agreements, the following process for transfers of payments received under the Sales Contract shall apply:

6.2.1
No later than seven Business Days prior to the first day of any Financial Quarter, the Company must provide Zenith Bank and the PXF Facility Agent with (i) its forecast in respect of operating expenditure and taxes payable for that Financial Quarter, as approved by each of the Technical Advisor, the PXF Facility Agent and Zenith Bank (the "Opex Forecast") and (ii) its forecast in respect of capital expenditure (other than financed by the PXF Facility Agreement) payable for that Financial Quarter, as approved by each of the Technical Advisor, the PXF Facility Agent and Zenith Bank (the "Capex Forecast").

6.2.2	No Creditor may dispute an Opex Forecast or a Capex Forecast that has been approved by each of the Technical Advisor, the PXF Facility Agent and Zenith Bank for the purposes of this Deed.

6.2.3
Upon receipt on the Zenith Collection Account of any payment of Export Proceeds during a Financial Quarter, the amount of that payment of Export Proceeds shall be distributed from the Zenith Collection Account within two Business Days in Lagos of the date of receipt in the following order of priority (notwithstanding that any default under the Zenith Finance Documents or the PXF Finance Documents may have occurred or be continuing or that any distribution under this Clause 6.2.3 may give rise to a breach of the Zenith Finance Documents or the PXF Facility Documents):

(A)	first, to the Tax and Royalties Account, to pay tax and royalties related to the Export Proceeds;

(B)
second, to the Opex Reserve Account until the amount of Export Proceeds credited to the Opex Reserve Account during that Financial Quarter equals the amount of operating expenditure and taxes set out in the Opex Forecast for that Financial Quarter for application to operating expenses (the "Opex Forecast Amount");

(C)
third, (once the amount of Export Proceeds credited to the Opex Reserve Account during that Financial Quarter equals the Opex Forecast Amount), to the Zenith Debt Service Account and the Offshore Collection Account pro rata to the ratio of (1) the Zenith Debt Service Amount to (2) the PXF Debt Service Amount, for application in respect of the Quarterly Zenith Debt Payments and the Quarterly PXF Debt Payments (respectively) for that Financial Quarter;

(D)
fourth, to the Capex Reserve Account, as set out in the Capex Forecast for that Financial Quarter for application to capital expenditure, but excluding capital expenditure financed under the PXF Facility Agreement (the "Capex Forecast Amount");

(E)
fifth, (once the amount of Export Proceeds credited to the Capex reserve Account during that Financial Quarter equals the Capex Forecast Amount), to the Cash Sweep Account, and the Offshore Collection Account pro rata to the ratio of (1) the Zenith Debt Service Amount to (2) the PXF Debt Service Amount, for application in prepayment of amounts

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outstanding under the Zenith Facility Agreement and the PXF Facility Agreement on the next Quarter Date.

6.2.4
If following any payment event of default on any repayment date but prior to any Acceleration Event, a partial call is made on the SBSA Guarantee and amounts are paid under the Exclusive Second Security Agreement (the "Partial SBSA Payment Amount") and there are any amounts outstanding under the Zenith Facility Agreement in respect of a corresponding repayment date under the Zenith Facility Agreement, any amount to be applied pro-rata under paragraph 6.2.3(C) above to the Offshore Collection Account shall be applied instead to the Zenith Debt Service Account up to an amount equal to the Partial SBSA Payment Amount.

6.2.5
Two Business Days prior to the last day of each Financial Quarter, the amounts distributed pursuant to Clause 6.2.3(C) to the Zenith Collection Account and the Offshore Collection Account during that Financial Quarter (the "Distributed Amounts") shall be reconciled with the Quarterly Zenith Debt Payments and the Quarterly PXF Debt Payments in order to determine whether the Distributed Amounts were sufficient to fund both the Quarterly Zenith Debt Payments and the Quarterly PXF Debt Payments in full, provided that any corresponding amount of the Partial SBSA Payment Amount credited to the Zenith Debt Service Account shall be counted for the purpose of this calculation as being a Distributed Amount credited to the Offshore Collection Account. If, pursuant to such reconciliation:

(A)
the Distributed Amounts were not sufficient to fund both the Quarterly Zenith Debt Payments and the Quarterly PXF Debt Payments in full, then a transfer shall be made from the Zenith Collection Account or the Offshore Collection Account (whichever was credited with the greater portion of the Distributed Amounts) to the Zenith Collection Account or the Offshore Collection Account (whichever was credited with the lesser portion of the Distributed Amounts), so as to ensure that each of the Offshore Collection Account and the Zenith Collection Account are credited with 50 per cent. of the Distributed Amounts during that Financial Quarter; or

(B)
the Distributed Amounts during the Financial Quarter were sufficient to fund both the Quarterly Zenith Debt Payments and the Quarterly PXF Debt Payments in full, then no transfer pursuant to Clause 6.2.5(A) shall be made.

6.2.6	For the avoidance of doubt, Zenith Bank may not transfer any amount from the Zenith Collection Account and the PXF Facility Agent may not make any prepayment in accordance with clause 6.2.3 (E) until:

(A)	the last day of each Financial Quarter; and

(B)	completion of the balancing transfer pursuant to Clause 6.2.5(A) (if applicable).

7.	EXCHANGE OF INFORMATION

7.1	Defaults
Each Agent must promptly notify the other Agent:

7.1.1	upon the occurrence of any breach of any provision of any document relating to any Debt of which it has received notice;

7.1.2	any amendment to the PXF Finance Documents or the Zenith Finance Documents relevant to the terms of this Deed with reasonably prior notice; and

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7.1.3	prior to giving the Company or the Parent any notice in relation to any default or acceleration of any Debt under any document relating to any Debt.

7.2	Amounts of Debt
Each Agent must on request notify the other Agent of the amount of the First Debt or the Second Debt, as appropriate (so far as known to it).

7.3	Other information
The Company authorises each Creditor to disclose to any other Creditor any information relating to the Company or any of its related entities and coming into its possession in connection with any Debt.

8.	EXPENSES
The Company must pay each Creditor within three Business Days of demand the amount of all costs and expenses (including legal fees) incurred by it in connection with any enforcement of, or the preservation of any rights against the Company under this Deed.

9.	ANTI-CORRUPTION LAW

9.1	Anti-corruption law, anti-bribery law representation
In recognition of the principles enshrined in the relevant international and regional conventions on combating corruption and to ensure compliance with the anti-corruption laws applicable in relation to this Deed and any other anti-corruption law, statute, regulation or convention otherwise applicable to the Parties and their Affiliates, each Party represents, warrants and agrees as follows:

9.1.1
It is aware of, understands and has been advised by legal counsel on the meaning of the OECD Convention on combating Bribery of Foreign Public Officials (the "OECD Convention"), and of any of the other laws, regulations, rules, decrees and/or official government orders applicable to it relating to anti-bribery or anti-money laundering, including but not limited to, the U.S. Foreign Corrupt Practices Act ("FCPA").

9.1.2
It is familiar with the OECD Convention and the FCPA’s prohibition of paying, offering, promising or giving anything of value, either directly or indirectly, to a Public Official in order to influence any act or decision of such Public Official in his official capacity, or inducing him to do or omit to do any act in violation of his lawful duty, or to secure any improper advantage in order to obtain or retain business for or with, or directing business to, any person or entity.

9.1.3
It has not breached, inter alia in connection with the execution of this Deed, and agrees that it shall not breach any provision of any United Nations, United States, European Union or any other applicable law related to bribery, whether in relation to a Public Official or a private person including the FCPA.

9.1.4
It will not, directly or indirectly, offer, give or agree to offer or give any payment, gift or other advantage with respect to any matter which is the subject of this Deed, including its responsibilities and obligations hereunder (i) which is intended to, or does influence any person to act or reward any person for acting in breach of an expectation of good faith, impartiality or trust; (ii) which it would otherwise be improper for the recipient to accept; or (iii) which is made to, or for a Public Official with the intention of influencing them to allow one of the Parties or any Affiliate to obtain or retain an advantage in the conduct of its business (a "Corrupt Act").

9.1.5	Except as previously disclosed to the other Parties in writing, none of its senior representatives or its senior representatives’ close family members is presently,

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or has been in the last year, a Public Official. It further warrants that it will inform the other Parties promptly in writing if any such person assumes such position while at the same time remaining one of its senior representatives or a Close Family Member of a Public Official.

9.1.6	Neither it, nor any of its executives or employees is under current criminal investigation or has been subject to enforcement activities for improper conduct relating to bribery or corruption.

9.1	Anti-corruption law undertaking

9.1.1	No Party shall directly or indirectly use any payment made under this Deed for any purpose which would breach the Bribery Act 2010, the FCPA or other similar legislation in other jurisdictions.

9.1.2	Each Party shall:

(A)	conduct its businesses in compliance with applicable anti-corruption laws; and

(B)	maintain policies and procedures designed to promote and achieve compliance with such laws.

9.1.3
Each Party will maintain proper and accurate books, records and accounts which accurately and fairly reflect any and all payments made, expenses incurred, and assets disposed of, in connection with this Deed. Each Party will maintain such books and records for five (5) years following termination of this Deed, or any such longer period as may be required by the law applicable to such Party.

9.1.4	Each Party warrants that it will not use any of the proceeds of any payment made under this Deed, directly or indirectly, for the purpose of, or in connection with, any Corrupt Act.

9.1.5
No Party will make any payment to a Public Official that would be considered a facilitating payment, a grease payment, or any similar type of payment while fulfilling its responsibilities and obligations hereunder.

9.2	Statements of accounts
The PXF Facility Agent agrees to provide Zenith Bank with monthly statements of accounts in relation to disbursements under the PXF Facility Agreement and the Company hereby irrevocably authorises the PXF Facility Agent to provide such information to Zenith Bank.

10.	CHANGES TO THE PARTIES

10.1	Company
The Company may not assign or transfer any of its rights (if any) or obligations under this Deed.

10.2	Creditors
No Creditor may assign or transfer:

10.2.1	any Debt owing to it; or

10.2.2	any of its rights or obligations under a PXF Security Agreement or a Zenith Security Agreement;
to any person, unless that person agrees to be bound by this Deed as a Creditor by executing, and delivering to each Agent, an Accession Deed.

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11.	NATURE OF PARTIES' RIGHTS AND OBLIGATIONS

11.1	Company and Parent
The Company and the Parent do not have any rights under this Deed and no undertaking is given (or deemed to be given) to, or for the benefit of, the Company or the Parent.

11.2	Creditors
Unless otherwise agreed by all the Creditors:

11.2.1	the obligations of a Creditor under this Deed are several;

11.2.2	failure by a Creditor to perform its obligations under this Deed does not affect the obligations of any other Creditor under this Deed; and

11.2.3	no Creditor is responsible for the obligations of any other Creditor under this Deed.

12.	NOTICES

12.1	Communications in writing
Any communication to be made under or in connection with this Deed must be made in writing and, unless otherwise stated, may be made by fax or letter.

12.2	Addresses

12.2.1
Except as provided below, the contact details of each Party for any communication to be made or delivered under or in connection with this Deed are those notified by that Party for this purpose to each Agent on or before the date it becomes a Party.

12.2.2	The contact details of the Company for this purpose are:
Address: Camac House, Plot 1649, Olosa Street, Victoria Island, Lagos, Nigeria
Fax: +234.1.262.2306
Attention: The Managing Director

12.2.3	The contact details of the Parent for this purpose are:
Address: 1330 Post Oak Blvd., Suite 2250, Houston, TX 77056
Fax: +1-713-797-2990
Attention: Chief Financial Officer

12.2.4	The contact details of Zenith Bank for this purpose are:
Address:     Plot 84 Ajose Adeogun Street, Victoria Island, Lagos State

Phone:         234 -1 – 2781275, 2781278, 7040000070, 7040000349
234 – 1 – 2781976, 7040000235
Attention:    Nnamdi Edekobi / Ude Sams Ugbeda / Michael Anokwuru

12.2.5	The contact details of the PXF Facility Agent for this purpose are:
Address: 11th Floor, MCB Head Office, 9-15, Sir William Newton Street, Port Louis, Mauritius
Fax:    +230 208 7976
Attention: E&C Middle office /cibenergyandcommodities@mcb.mu

12.2.6	The contact details of the Mauritius Commercial Bank for this purpose are:

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Address: 11th Floor, MCB Head Office, 9-15, Sir William Newton Street, Port Louis, Mauritius
Fax:    +230 208 7976
Attention: E&C Middle office /cibenergyandcommodities@mcb.mu

12.2.7	Any Party may change its contact details by giving five Business Days' notice to the other Parties.

12.3	Delivery

12.3.1	Except as provided below, any communication made or delivered by one Party to another under or in connection with this Deed will only be effective:

(A)	if by way of fax, when received in legible form; or

(B)	if by way of letter, when it has been left at the relevant address or five Business Days after being deposited in the post postage prepaid in an envelope addressed to it at that address, and, if a particular department or officer is specified as part of its address details provided under Clause 12.2 (Addresses), if addressed to that department or officer.

12.3.2	Any communication to be made or delivered to an Agent will be effective only when actually received by that Agent.

12.4	Notification of address and fax number
Promptly upon changing its own contact details, an Agent must notify the other Parties.

12.5	Electronic communication

12.5.1	Any communication to be made between any of the Parties under or in connection with this Deed may be made by electronic mail or other electronic means, if the relevant Parties:

(A)	agree that, unless and until notified to the contrary, this is to be an accepted form of communication;

(B)	notify each other in writing of their electronic mail address and/or any other information required to enable the sending and receipt of information by that means; and

(C)	notify each other of any change to their electronic mail address or any other such information supplied by them.

12.5.2	For the purposes of this Deed, an electronic communication will be treated as being in writing.

12.5.3
Any electronic communication made between the Parties will be effective only when actually received in readable form and in the case of any electronic communication made by a Party to an Agent only if it is addressed in such a manner as that Agent may specify for this purpose.

12.5.4
Any electronic communication which would otherwise become effective on a non-working day or after business hours in the place of receipt will be deemed only to become effective on the next working day in that place.

12.6	English language

12.6.1	Any communication made under or in connection with this Deed must be in English.

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12.6.2	All other documents provided under or in connection with this Deed must be:

(A)	in English; or

(B)
if not in English, and if so required by any Agent, accompanied by a certified English translation and, in this case, the English translation will prevail unless the document is a constitutional, statutory or other official document.

13.	AMENDMENTS AND WAIVERS

13.1	Amendments

13.1.1
Any term of this Deed may be amended or waived with the agreement of the Parties. Zenith Bank may effect and the PXF Facility Agent may effect on behalf of a Second Lender, any amendment or waiver allowed under this Clause.

13.1.2	In the event of any inconsistency between the terms of this Deed and any of the PXF Finance Documents or the Zenith Finance Documents, the terms of this Deed shall prevail.

13.2	Waivers, remedies cumulative
No failure to exercise, nor any delay in exercising, on the part of any Party, any right or remedy under this Deed will operate as a waiver, nor will any single or partial exercise of any right or remedy prevent any further or other exercise or the exercise of any other right or remedy. The rights and remedies provided in this Deed are cumulative and not exclusive of any rights or remedies provided by law and may be waived only in writing and specifically.

14.	UNDERTAKINGS OF THE COMPANY
The Company hereby undertakes as follows:

14.1.1	to irrevocably domicile Export Proceeds into the Zenith Collection Account, subject to the terms of this Agreement;

14.1.2
to irrevocably assign its rights under any Sales Contract in favour of Zenith Bank Plc. prior to first drawdown under the PXF Facility Agreement, (such document to constitute a First Security Agreement); and

14.1.3
to provide to Zenith Bank not later than thirty (30) days after the execution of this Deed duly executed copies of the Second Security Agreements, the Exclusive Second Security Agreement and the other PXF Security Agreements substantially similar to the draft documents already reviewed by Zenith Bank prior to the date of this Agreement.

15.	TERMINATION
This Override Deed shall be automatically terminated:

15.1.1	in the event of failure by the Company to comply with the provisions of Clause 14 (Undertakings of the Company);

15.1.2
if material amendments are made to the Second Security Agreements, the Exclusive Second Security Agreement or the other PXF Security Agreements which are detrimental to the interest of Zenith Bank Plc.; or

15.1.3	Upon the occurrence of an Acceleration Event.

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16.	COUNTERPARTS
This Deed may be executed in any number of counterparts. This has the same effect as if the signatures on the counterparts were on a single copy of this Deed.

17.	GOVERNING LAW
This Deed and any non-contractual obligations arising out of or in connection with it are governed by English law.

18.	ENFORCEMENT

18.1	Jurisdiction

18.1.1
The English courts have exclusive jurisdiction to settle any dispute arising out of or in connection with this Deed (including a dispute relating to the existence, validity or termination of this Deed or any non-contractual obligation arising out of or in connection with this Deed) (a "Dispute").

18.1.2	The Parties agree that the English courts are the most appropriate and convenient courts to settle Disputes and accordingly no Party will argue to the contrary.

18.1.3
No Party will be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, the Parties may take concurrent proceedings in any number of jurisdictions.

18.2	Service of process

18.2.1	Without prejudice to any other mode of service allowed under any relevant law:

(A)	the First Creditor:

(1)
irrevocably appoints Zenith Bank (UK) of No. 39 Cornhill London EC3V 3ND, United Kingdom as its agent under this Deed for service of process in relation to any proceedings before the English courts in connection with this Deed; and

(2)	agrees that failure by a process agent to notify the relevant Creditor of the process will not invalidate the proceedings concerned; and

(B)	each Second Creditor:

(1)	irrevocably appoints the Law Debenture as its agent under this Deed for service of process in relation to any proceedings before the English courts in connection with this Deed; and

(2)	agrees that failure by a process agent to notify the relevant Creditor of the process will not invalidate the proceedings concerned.

18.2.2
If any person appointed as process agent under this Clause 18.2 (Service of process) is unable for any reason so to act, that Creditor must immediately (and in any event within 10 days of the event taking place) appoint another agent on terms acceptable to Zenith Bank (in the case of an appointment by a Second Creditor) or the PXF Facility Agent (in the case of an appointment by a First Creditor). Failing this, Zenith Bank (in the case of an appointment by a Second Creditor) or the PXF Facility Agent (in the case of an appointment by a First Creditor) may appoint another process agent for this purpose.

THIS DEED has been entered into as a deed on the date stated at the beginning of this Deed.

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SCHEDULE 1
SECOND LENDERS

SECOND LENDERS	COMMITMENTS AS AT THE DATE OF THIS AGREEEMENT
The Mauritius Commercial Bank Limited	USD100,000,000

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SCHEDULE 2

SECURITY AGREEMENTS

FIRST SECURITY AGREEMENTS

1.	Deed of account charge over Zenith Bank PLC account no. 5050009368 between the Company as charger/borrower and Zenith Bank as the bank dated July 14, 2015.

2.
Deed of assignment of rights over material contracts (general, to be specified and notified) between the Company, Allied Energy PLC and the Parent (formerly known as Camac Energy Inc) as assignors and Zenith Bank as assignee dated July 14, 2015.

3.	Deed of assignment of rights under any Sales Contract in favour of Zenith Bank PLC dated [●] 2017.
EXCLUSIVE FIRST SECURITY AGREEMENT
All assets debenture over the fixed and floating assets, present and future chargeable assets of the Company dated 25 November 2014 between the Company as borrower and Zenith Bank as lender.
SECOND SECURITY AGREEMENTS

1.
Onshore Account Charge Agreement in favour of the PXF Security Agent in relation to the Capex Reserve Account, the Cash Sweep Account, the Opex Reserve Account, the Tax and Royalties Account and the Zenith Collection Account.

2.	Sales Contract Assignment Agreement in favour of the PXF Security Agent.
EXCLUSIVE SECOND SECURITY AGREEMENT
The independent on demand guarantee issued by The Standard Bank South Africa Limited for a maximum aggregate amount of USD 100,000,000 in connection with the obligations and liabilities of the Company and the Parent under the PXF Facility Agreement dated on or about the date hereof.
ZENITH SECURITY AGREEMENTS

1.	The First Security Agreements.

2.	The share charge over all the shares of the Company in favour of Zenith dated September 19, 2014.

3.	The Exclusive First Security Agreement.

4.	Legal Charge over Allied Energy’s interest in the OMLs dated May 14, 2015.

5.	Pledge over all the shares of shareholders of Allied Energy Plc (to be extended to any new shares issued in the event of increase in share capital) in favour of Zenith Bank dated September 19, 2014.

6.	Irrevocable domiciliation agreement to be entered into between the Company and offtakers that all proceeds in respect of the offtakes for OMLs 120 and 121 will be domiciled with Zenith Bank.

7.
Assignment of rights over hedge, insurance (including license non-renewal risk insurance) and all reinsurance contracts including performance guarantees by any EPC related to project execution and activities on the OMLs to Zenith Bank to be entered into.

8.	First charge over all the Company's accounts, receivables, rights and interests with respect to the OMLs dated_July 14, 2015.

9.	Security assignment to be entered into by the Company of all rights under the hedging agreements entered into in relation to the Zenith Facility Agreement.

10.	Corporate guarantee of Allied Energy Plc in favour of Zenith Bank dated September 11, 2014.

11.	Corporate guarantee of the Parent in favour of Zenith Bank dated September 11, 2014.

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PXF SECURITY AGREEMENTS

1.	The Second Security Agreements.

2.	Offshore Collection Account Pledge Agreement in favour of the PXF Security Agent.

3.	Offshore DSRA Pledge Agreement in favour of the PXF Security Agent.

4.	The Exclusive Second Security Agreement

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SCHEDULE 3

FORM OF ACCESSION DEED
To:    [ZENITH BANK] as Zenith Bank
[PXF FACILITY AGENT] as the PXF Facility Agent
From:    [PROPOSED NEW PARTY]
Date:    [●]
[COMPANY] – Override Deed dated [          ] (the "Override Deed")
We refer to the Override Deed. This Deed is an Accession Deed.
We, [name of new Party] of [address/registered office], agree to be a [First][Second] Creditor under the Override Deed and to be bound by the term of the Override Deed as a Creditor.
Our contact details and facility office are as follows:
[●].
This deed is intended to be executed as a deed.
This deed and any non-contractual obligations arising out of or in connection with it are governed by English law.

EXECUTED as a DEED	)
by [PROPOSED NEW PARTY]	)
acting by	)
and	)
acting under the authority of	)
that company in the presence of:	)

Witness's Signature:
Name:
Address:

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SCHEDULE 4

ZENITH REPAYMENT SCHEDULE

Customer:	ERIN PETROLEUM NIGERIA LIMITED
Amount:	$84,375,000.00
Effective Date:	30/Mar/16
Maturity Date:	28/Feb/21
Interest Rate:	Libor + 9.5%
Repayment:	Quarterly Repayment of Interest & Principal
Maratorium	12 months on principal
Loan account	3700242141
Loan Source	Multiloan
Restructured				I noticed the interest accrued on phoenix, is lagging by a day computation on excel.
LOAN AMOUNT ($)	LIBOR	MARGIN	INTEREST	INTEREST PERIOD FROM TO		NO OF DAYS	INT. DUE ($)	% PRIN DUE	PRIN. DUE ($)	Total Due ($)	DUE DATE	STATUS
84,375,000.00	0.62860%	9.000%	9.6286%	30/Mar/16	30/Jun/16	92	2,076,166.88			2,076,166.88	30/Jun/16	paid
84,375,000.00	0.63110%	9.000%	9.6311%	30/Jun/16	30/Sep/16	92	2,076,705.94			2,076,705.94	30/Sep/16	paid
84,375,000.00	0.83769%	9.000%	9.8377%	30/Sep/16	########	91	2,098,194.82			2,098,194.82	########
84,375,000.00		9.000%		30/Dec/16	########	90	—				########
84,375,000.00		9.000%		30/Mar/17	30/Jun/17	92	—	5.00%	4,218,750.00		30/Jun/17
80,156,250.00		9.000%		30/Jun/17	30/Sep/17	92	—	5.00%	4,218,750.00		30/Sep/17
75,937,500.00		9.000%		30/Sep/17	########	91	—	5.00%	4,218,750.00		########
71,718,750.00		9.000%		30/Dec/17	########	90	—	5.50%	4,640,625.00		########
67,078,125.00		9.000%		30/Mar/18	30/Jun/18	92	—	5.50%	4,640,625.00		30/Jun/18
62,437,500.00		9.000%		30/Jun/18	30/Sep/18	92	—	5.50%	4,640,625.00		30/Sep/18
57,796,875.00		9.000%		30/Sep/18	########	91	—	5.50%	4,640,625.00		########
53,156,250.00		9.000%		30/Dec/18	########	90	—	6.00%	5,062,500.00		########
48,093,750.00		9.000%		30/Mar/19	30/Jun/19	92	—	6.00%	5,062,500.00		30/Jun/19
43,031,250.00		9.000%		30/Jun/19	30/Sep/19	92	—	6.00%	5,062,500.00		30/Sep/19
37,968,750.00		9.000%		30/Sep/19	########	91	—	6.00%	5,062,500.00		########
32,906,250.00		9.000%		30/Dec/19	########	91	—	7.50%	6,328,125.00		########
26,578,125.00		9.000%		30/Mar/20	30/Jun/20	92	—	7.50%	6,328,125.00		30/Jun/20
20,250,000.00		9.000%		30/Jun/20	30/Sep/20	92	—	7.50%	6,328,125.00		30/Sep/20
13,921,875.00		9.000%		30/Sep/20	########	91	—	7.50%	6,328,125.00		########
7,593,750.00		9.000%		30/Dec/20	########	60	—	9.00%	7,593,750.00		########

					1612
					53.73333

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SCHEDULE 5

PXF REPAYMENT SCHEDULE

Repayment Date	Repayment Instalment
30 June 2017	500,000
30 September 2017	10,000,000
31 December 2017	10,000,000
31 March 2018	10,500,000
30 June 2018	10,500,000
30 September 2018	10,500,000
31 December 2018	10,500,000
31 March 2019	10,500,000
30 June 2019	10,500,000
30 September 2019	10,500,000
31 October 2019	2,000,000
30 November 2019	2,000,000
31 December 2019	2,000,000
The rate of interest on each loan for each interest period payable on each Quarter Date or Repayment Date as the case may be is the percentage rate per annum which is the aggregate of the applicable:

(i)	six per cent. per annum; and

(ii)	LIBOR.

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SIGNATORIES

Company
EXECUTED as a DEED	)
by ERIN PETROLEUM NIGERIA LIMITED	)
acting by ADEFEMI AYOADE	)	/s/ Adefemi Ayoade
and DIPPO BELLO	)	/s/ Dippo Bello
acting under the authority of	)
that company in the presence of:	)

Witness's Signature:	/s/ Valencia McNeil
Name:	Valencia McNeil
Address:	1330 Post Oak Blvd., Ste. 2250
Houston, TX 77056

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Parent
EXECUTED as a DEED	)
by ERIN ENERGY CORPORATION	)
acting by SEGUN OMIDELE	)	/s/ Segun Omidele
and DANIEL OGBONNA	)	/s/ Daniel Ogbonna
acting under the authority of	)
that company in the presence of:	)

Witness's Signature:	/s/ Valencia McNeil
Name:	Valencia McNeil
Address:	1330 Post Oak Blvd,. Ste. 2250
Houston, TX 77056

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Zenith Bank
EXECUTED as a DEED	)
by ZENITH BANK PLC	)
acting by	)
and	)
acting under the authority of	)
that company in the presence of:	)

Director	/s/ Ebenezer Onyeagwu

Director/Secretary	/s/ Sams Ude Ugbede

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Second Lenders		Neekeea RAMEN
EXECUTED as a DEED	)	Head of Credit Management
by THE MAURITIUS	)	The Mauritius Commercial Bank Ltd.
COMMERCIAL BANK LIMITED	)	Head Office, Port Louis
acting by	)	/s/ Neekeea Ramen
and	)	/s/ Raoul Gufflet
acting under the authority of	)	Raoul Gufflet
that company in the presence of:	)	Deputy Chief Executive

Witness's Signature:	/s/ Zaahir Sulliman
Name:	Zaahir Sulliman
Address:	MCB Centre, Port-Louis

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PXF Facility Agent		Neekeea RAMEN
EXECUTED as a DEED	)	Head of Credit Management
by THE MAURITIUS	)	The Mauritius Commercial Bank Ltd.
COMMERCIAL BANK LIMITED	)	Head Office, Port Louis
acting by	)	/s/ Neekeea Ramen
and	)	/s/ Raoul Gufflet
acting under the authority of	)	Raoul Gufflet
that company in the presence of:	)	Deputy Chief Executive

Witness's Signature:	/s/ Zaahir Sulliman
Name:	Zaahir Sulliman
Address:	MCB Centre, Port-Louis

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PXF Security Agent		Neekeea RAMEN
EXECUTED as a DEED	)	Head of Credit Management
by THE MAURITIUS	)	The Mauritius Commercial Bank Ltd.
COMMERCIAL BANK LIMITED	)	Head Office, Port Louis
acting by	)	/s/ Neekeea Ramen
and	)	/s/ Raoul Gufflet
acting under the authority of	)	Raoul Gufflet
that company in the presence of:	)	Deputy Chief Executive

Witness's Signature:	/s/ Zaahir Sulliman
Name:	Zaahir Sulliman
Address:	MCB Centre, Port-Louis

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